UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2021

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1470908
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia	22901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2021, Blue Ridge Bankshares, Inc. (the “Company”) issued a press release reporting its financial results for the period ended September 30, 2021. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated by reference into this Item 2.02.

Item 8.01	Other Events.

On November 4, 2021, the Company and FVCBankcorp, Inc. (“FVCB”) issued a joint press release announcing an update on the proposed merger between the Company and FVCB. The joint press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Important Information and Where to Find It:

The Company intends to file a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”) to register the shares of the Company’s common stock that will be issued to FVCB’s shareholders in connection with the proposed merger. The registration statement will include a joint proxy statement of the Company and FVCB that also constitutes a prospectus of the Company. The definitive joint proxy statement/prospectus will be sent to the shareholders of the Company and FVCB seeking their approval of the proposed merger.

Investors and security holders are urged to read the registration statement on Form S-4 and the joint proxy statement/prospectus included within the registration statement on Form S-4 when they become available (and any other relevant documents filed with the SEC in connection with the proposed merger or incorporated by reference into the joint proxy statement/prospectus) because such documents will contain important information regarding the Company, FVCB, the proposed merger and related matters.

Investors and security holders may obtain free copies of these documents, once they are filed, and other documents filed with the SEC by the Company or FVCB through the website maintained by the SEC at http://www.sec.gov. Investors and security holders will also be able to obtain these documents, once they are filed, free of charge, by requesting them in writing from Brian K. Plum, Blue Ridge Bankshares, Inc., 17 West Main Street, Luray, Virginia 22835, or by telephone at (540) 743-6521, or from David W. Pijor, FVCBankcorp, Inc., 11325 Random Hills Road, Fairfax, Virginia 22030, or by telephone at (703) 436-3800.

The Company, FVCB and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and FVCB, respectively, in connection with the proposed merger. Information about the directors and executive officers of the Company and their ownership of the Company’s common stock is set forth in the Company’s proxy statement in connection with its 2021 annual meeting of shareholders, as previously filed with the SEC on April 30, 2021. Information about the directors and executive officers of FVCB and their ownership of FVCB’s common stock is set forth in FVCB’s proxy statement in connection with its 2021 annual meeting of shareholders, as previously filed with the SEC on April 8, 2021. Additional information regarding the interests of these participants and other persons who may be deemed participants in the solicitation of proxies may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Earnings Release, dated November 4, 2021

99.2	Joint Press Release, dated November 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.
(Registrant)

Date: November 4, 2021	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer